Income Taxes - Schedule of Deferred Tax Assets and Deferred Tax Liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred tax assets:
Intra-group transaction	¥ 52,467	$ 7,324	¥ 45,483
Total deferred tax assets	52,467	7,324	45,483
Less: valuation allowance	(52,467)	(7,324)	(45,483)
Deferred tax assets, net